United States Securities And Exchange Commission
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 7, 2008 (August 1, 2008)

CX2 TECHNOLOGIES, INC. (Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	001-52396 (Commission File Number)	20-2889663 (IRS Employer Identification No.)

3700 Airport Road, Suite 410B, Boca Raton, Florida 33431
(Address of principal executive offices) (Zip Code)

(561) 347-9235
(Registrant's telephone number)

Item 4.01	Changes in Registrant’s Certifying Accountant

On August 1, 2008, the Board of Directors of CX2 Technologies, Inc. (the “Company”) dismissed Webb & Company PA ("Webb & Company"), the registered independent public accounting firm for the Company, as the Company’s independent auditors effective immediately.

In connection with the audit of the Company’s financial statements for the fiscal years ended March 31, 2008 and 2007, and through August 1, 2008, there were no disagreements between the Company and Webb & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to Webb & Company’ satisfaction, would have caused Webb & Company to make reference the subject matter of the disagreement in connection with its audit reports on the Company’s financial statements. None of the reportable events set forth in Item 304(a)(1)(iv) of Regulation S-B occurred during the period in which Webb & Company served as the Company’s independent registered public accounting firm.

The audit reports of Webb & Company on the Company’s financial statements as of and for the fiscal years ended March 31, 2008 and March 31, 2007 did not contain an adverse opinion or disclaimer of opinion, however, each of the audit reports was modified to note that the significant net losses incurred in fiscal 2008 and 2007, respectively, and the working capital deficits and stockholders' deficiencies at March 31, 2008 and March 31, 2007, respectively, raised substantial doubt about the Company’s ability to continue as a going concern and that the financial statements for each of those fiscal years did not include adjustments that might result from the outcome of those uncertainties.

The Company provided Webb & Company a copy of this report prior to its filing with the Securities and Exchange Commission and requested that Webb & Company furnish a letter addressed to the Securities and Exchange Commission stating whether Webb & Company agrees with the statements made herein. A copy of the letter dated August 6, 2008 is attached as Exhibit 16.1 to this Form 8-K.

On August 1, 2008, the Board of Directors of the Company approved the engagement of Jewett, Schwartz, Wolfe & Associates (“JSWA”) to serve as the Company’s independent registered public accounting firm for the Company’s fiscal year ended March 31, 2009. The decision to change the Company’s principal independent accountants was the result of the Board of Directors’ determination that it was in the best interests of the Company.

Prior to August 1, 2008, the date that JSWA was retained as the principal independent accountants of the Company:

(1) The Company did not consult JSWA regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements;

(2) Neither a written report nor oral advice was provided to the Company by JSWA that they concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; and

(3) The Company did not consult JSWA regarding any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions) or any of the reportable events set forth in Item 304(a)(1)(v) of Regulation S-B.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description
16.1	Letter from Webb & Company PA with respect to the disclosures contained in this Current Report, dated August 6, 2008.

SIGNATURES

In accordance with the requirements of the Exchange Act, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: August 6, 2008

CX2 Technologies, Inc., a Nevada corporation

By:	/s/ Michael Rand
Michael Rand, CEO